CLEMENTE GLOBAL GROWTH FUND, INC.
LETTER TO SHAREHOLDERS                                          AUGUST 15, 1997
-------------------------------------------------------------------------------

Dear Fellow Shareholders:

Clemente  Global  Growth Fund (Fund) had  a  net  asset  value
(NAV) per share of $12.01 on June 30, 1997, up 18.9% in the first half of 1997 and 14.5% in the second quarter. The comparable figures for the Fund's benchmark, the FT World Index, were increases of 14.0% for the half, and 14.4% for the second quarter. The price per share rose 34.2% in the first half, from $7.50 at the start of the year to $10.0625 on June 30, 1997, and the discount of price to NAV shrank from 25.96% to 16.2% by mid-year 1997.

AN EVENTFUL QUARTER

At the annual shareholders' meeting on May 29, 1997, the Fund's investment process was strengthened with the approval of a proposal naming Wilmington Trust Company as manager of the US portion of the Fund. The substantial US investment experience and resources of Wilmington Trust helped end the Fund's heavy under-weighting of the world's largest and, in recent years, best performing market. The international portion of the portfolio continues to be managed by Clemente Capital. The two teams are led by E. Matthew Brown at Wilmington Trust and a new manager, Thomas Prapas, at Clemente Capital. They consult on country allocation decisions and pick stocks in a manner consistent with the Fund's philosophy of investing in companies with above-average long-term growth prospects. Stock selection continues to rely on fundamental security analysis coupled with quantitative valuation techniques. With these changes, the Board of Directors hopes to lay the foundation for sustaining the strong performance exhibited by the Fund thus far in 1997.

THE US LEADS THE WAY

US optimism, nurtured by expected slower growth, sturdy corporate earnings and a generally benign inflation and interest rate environment, gave a boost to global equity markets in the second quarter. US equity prices surged in late April and, with gains of 16.9% by quarter end, the US market offered a most opportune moment for the new partnership with Wilmington Trust to begin. The US weighting of the Fund rose from 15.4% to 28% as varied new holdings, such as Air Products, Airtouch, Home Depot, and Illinois Tool Works, joined some existing strong performers, Worldcom, Health Management Associates, Intel, and Sungard Systems.

A market weighting was maintained in Japan, where earnings were picking up, valuations were less stretched than in other major markets, and liquidity remained abundant. In a market that outperformed the US in dollar terms - the Nikkei 225 was up 23.8%
- we enjoyed good performances from blue chip exporters (e.g., Canon), slowly recovering banks (Bank of Tokyo-Mitsubishi) and property companies (Mitsubishi Estate).

European  plans for monetary union were thrown  into  disarray by the electoral success of the French Socialists and by the fear that the new currency, the Euro, would be made "soft" by broader country coverage and by weaker criteria for entry. Although this produced a measure of volatility, most equity markets enjoyed good returns, particularly the Netherlands, Spain and Switzerland. Our best performers in Europe were the Swiss companies Sulzer and Alusuisse, with some exciting gains, as well, in the auto sector (Porsche) and among software companies such as SAP (Germany) and Baan (Netherlands).

In   Asia/Pacific  outside  Japan,  only  Hong  Kong   had   a
significant  weighting,  largely in "red chip"  (China  companies
sponsored  by  the  public  sector  and  listed  in  Hong   Kong)

CLEMENTE GLOBAL GROWTH FUND, INC.
LETTER TO SHAREHOLDERS - CONTINUED
-------------------------------------------------------------------------------

beneficiaries of China's soft landing and subsequent economic recovery. Our modest efforts to enter a recovering South Korean market did not reward us in the second quarter, and we were largely absent from Southeast Asian markets which are suffering from domestic financial crises, external account imbalances, and currency instability.

Our emerging market strategy retained its focus on Latin America which continued to perform well, outpacing all other regions in the world. Venezuela, up 44.2%, and Brazil, up 25%, led the way. Our strongest performers were long-standing holdings in Brazil's telecom (Telebras) and electric utility (Cemig) sectors.

PROSPECTS AND PERILS FOR THE REMAINDER OF 1997

The global equity market rally continued at a feverish pace in the early weeks of July, no doubt encouraged by a generally supportive global economic environment that promised a pick-up in growth without a significant rise in inflation. But a number of risks counseled caution.

Although  the US economy has slowed from the very  quick  pace of the first quarter, buoyant consumer sentiment and spending could produce a rebound strong enough to move the Federal Reserve toward tightening. Risks of overheating are hardly likely in Germany or Japan, where economic recovery has been painfully slow, but weaker currencies could bring about interest rate hikes that are not justified by domestic economic conditions. The Thai finance company/currency crisis has an impact beyond the region. Emerging markets with relatively fixed exchange rates and external financing problems will be more carefully scrutinized by global investors, and we have to consider the possibility that the Thai crisis may infect Argentina, Brazil, and other like markets. Despite the turmoil already present, a measure of currency stability may be at hand. With Japan's already vulnerable banks exposed to the region's borrowers, and Asia/Pacific trade almost 40% of Japan's total trade, the IMF and Japan are likely to spearhead efforts to stabilize the regional currencies.

There are no dramatic changes in strategy planned for the coming quarter. Latin America is favored over Asia/Pacific, although Brazilian growth and economic reforms have stalled, while prospects have improved in Mexico and Venezuela. Regardless of the market, the search is for high quality, sustainable earnings, and these we hope to find in Kimberley Clark and Apasco in Mexico, Cantv in Venezuela, and Unibanco in Brazil.

The "red chips" remain attractive in Hong Kong, but it is also time to visit property companies, such as Cheung Kong, that have lagged the market of late. Elsewhere in the region, we remain without an appetite for Southeast Asia shares, but we will probe for openings among the industrial companies, especially electronics producers, in South Korea and Taiwan. Japan's market weighting is focused on the beneficiaries of yen weakness, retailers who will gain from a pick-up in consumer spending and from a more competitive retail sector, and financial institutions/property companies that are well-placed to weather the slowly unwinding crisis.

Europe remains attractive despite high valuations. Support comes not only from economic recovery, with low inflation and low interest rates, but also from major restructuring. The corporate sector must meet global competition as well as the demands of an increasingly integrated European market; pension and savings systems are changing and creating an avid appetite for equities among hitherto reluctant household investors. We will again favor the core markets, notably Germany, the Netherlands, and Switzerland, but are likely to make future purchases in such peripheral markets as Finland (Nokia) and Italy (Telecom Italia).

                                              CLEMENTE GLOBAL GROWTH FUND, INC.
LETTER TO SHAREHOLDERS - CONTINUED
-------------------------------------------------------------------------------

Wall Street is likely to remain resilient in the short-term, with inflation under 2%, corporate earnings rising 21 quarters in a row, and Federal Reserve Policy on hold. While the probability is low, an upsurge in inflation, or an occasional cautionary economic statistic, could produce a 10-15% correction. Another short-term risk to the bull market may be some high profile disappointments in earnings. The Fund will continue to be somewhat under-weighted in the US, at 30-35% of the portfolio, with the focus on companies that offer highly visible earnings growth.

We have enjoyed a very supportive equity environment in the first half of 1997, and the overall economic and corporate earnings picture remains promising, but the risks present at the start of the second quarter are still with us and caution remains the order of the day. What we have going for us, in the event of a correction, is a portfolio of companies that are well-managed and positioned to take advantage of long-term opportunities in local, regional, or global markets.



   Thank you for your continuing support.

   Sincerely,


   /S/ E. Matthew Brown                     /s/ Thomas Prapas
   E. Matthew Brown                         Thomas Prapas
   Portfolio  Manager  (U.S.)               Portfolio Manager (International)

CLEMENTE GLOBAL GROWTH FUND, INC.
REPORT OF THE ANNUAL MEETING                                      JUNE 30, 1997
-------------------------------------------------------------------------------
   The  Fund  held its annual meeting on May 29, 1997.   At  that
meeting  the shareholders voted on five proposals, all  of  which
passed.    Proposal One was to approve a U.S. Advisory  Agreement
among  the  Fund,  Clemente Capital, Inc.  and  Wilmington  Trust
Company pursuant to which Wilmington Trust would manage the  U.S.
portion of the Fund's portfolio.  The shareholders also voted  on
Proposal  Two, the election of one Class II director,  Robert  J.
Christian,  to  serve for a two year term and on Proposal  Three, the  election of three Class III directors, Thomas H. Lenagh, Sam
Nakagama and G. Peter Schieferdecker, each to serve for a term of
three  years.   The  shareholders voted  on  Proposal  Four,  the
ratification  of  the selection of Price Waterhouse  LLP  as  the
Fund's  independent accountants for the year ending December  31,
1997 and on Proposal Five, a shareholder proposal to request  the
Board  of  Directors to seriously consider soliciting competitive
proposals  for  a new investment adviser.   The  results  of  the
voting were as follows:


                                                                             ABSTENTIONS
                                                                              AND BROKER
                                          FOR        AGAINST    WITHHELD       NON VOTES
                                     ---------------------------------------------------
Proposal One - Approval of
   U.S. Advisory Agreement.........        3,737,654   1,044,633         -       372,303
Proposal Two - Election
   of one Class II
   Director:
     Robert J. Christian...........        4,243,710      40,312         -     1,063,356
Proposal Three - Election of
 three Class III
      Directors (as a group):
        Thomas H. Lenagh
        Sam Nakagama
        G. Peter Schieferdecker....        4,248,283      39,696         -     1,059,399
Proposal Four - Selection of Price
  Waterhouse LLP...................        4,995,124     284,391         -        67,863
Proposal Five - Shareholder proposal       1,539,677   1,204,656         -       200,834

CLEMENTE GLOBAL GROWTH FUND, INC.
                                                                  JUNE 30, 1997
-------------------------------------------------------------------------------

REPORT  ON APPROVAL OF WILMINGTON TRUST COMPANY AS U.S ADVISER
TO THE FUND

Effective May 29, 1997, upon shareholder approval, and with prior approval by the Board of Directors on April 1, 1997, the Fund entered into a U.S. Advisory Agreement (the "U.S. Advisory Agreement") with Wilmington Trust Company ("Wilmington Trust") under which Wilmington Trust will assist Clemente Capital, Inc. (the "Adviser") in providing a continuous investment program for the U.S. portion of the Fund's portfolio (the "U.S. Portfolio"), including research and selection with respect to all U.S. securities, investments and cash equivalents. Securities of any company whose primary trading market is located in the United States are eligible for inclusion in the U.S. Portfolio. Pursuant to the U.S. Advisory Agreement, Wilmington Trust: (a) will determine from time to time what securities and other investments will be purchased, retained or sold for the U.S. Portfolio; (b) will manage in consultation with the Adviser the U.S. Portfolio's temporary investments in securities; (c) will place orders pursuant to its investment determinations for the U.S. Portfolio, at its option either directly or through the Adviser, and either directly with the issuer or with any broker or dealer; (d) will not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Fund's Board of Directors; (e) will consult with the Adviser on a continuous basis as to the portion of the Fund's total assets which shall be invested in the U.S. Portfolio; (f) will attend regular business and investment related meetings with the Fund's Board of Directors and the Adviser if requested to do so by the Fund and/or the Adviser; and (g) will maintain books and records with respect to the securities transactions for the U.S. Portfolio, furnish to the Adviser and the Fund's Board of Directors such periodic and special reports as they may request with respect to the U.S. Portfolio, and provide in advance to the Adviser all reports to the Board of Directors for examination and review within a reasonable time prior to the Fund's Board meetings.

Wilmington Trust and the Adviser have expressed to the Board their intention to increase over time the U.S. portion of the Fund's portfolio to a range of between 30% and 40% of the total portfolio, subject to market conditions. Such a range more nearly matches the U.S. weighting in the FT-Index, the Fund's benchmark as defined below.

Wilmington Trust will utilize a growth equity strategy in selecting investments for the Fund's U.S. Portfolio. Wilmington Trust's objective is to outperform the S&P 500 Index over a full market cycle through investing in companies with above-average long-term growth prospects. Lead by E. Matthew Brown, who has twenty-three years of investment experience in both fixed income and equity investments, the Wilmington Trust growth equity team's investment philosophy is to invest in fast growing companies using fundamental security analysis along with quantitative valuation techniques. Mr. Brown joined Wilmington Trust in October of 1996. Prior to joining Wilmington Trust, he served as Chief Investment Officer of PNC Bank, Delaware from 1993 through 1996, and as Investment Division Manager for Delaware Trust Capital Management from 1990 through 1993.

The annual advisory fee rate payable by the Fund to Clemente Capital under the Fund Advisory Agreement is comprised of a basic fee of 1% (on an annual basis) of the month-end net assets of the Fund, that is subject to an adjustment to a maximum of 1.5% (on an annual basis) and a minimum of .5% (on an annual basis) based upon the performance of the Fund relative to the FT-Actuaries World Index (the "FT Index") on a rolling 36-month basis. The terms of the U.S. Advisory Agreement provide that Wilmington Trust will be

CLEMENTE GLOBAL GROWTH FUND, INC.
                                                                  JUNE 30, 1997
-------------------------------------------------------------------------------

paid 25% of the fees payable to the Adviser. These payments are the responsibility of Clemente Capital and do not represent an additional charge to the Fund.

The U.S. Advisory Agreement provides that Wilmington Trust will pay all expenses incurred by it in connection with its activities other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

During 1996, Wilmington Trust purchased a 24.9% stake in the Adviser and an affiliate of Wilmington Trust, Rodney Square Management Corporation ("Rodney Square"), was subsequently hired as the Fund's administrator and accounting agent. Prior to selecting Rodney Square, the Board reviewed proposals from several administrators to replace the Fund's then-current administrator, who was exiting the business. In unanimous votes by the Board and the non-interested Directors, Rodney Square's proposal was approved and found to be competitive in price and services offered. The contract with Rodney Square provides a significant savings to the Fund versus the cost of its former arrangements.

Wilmington Trust currently has a total of approximately $100 billion in assets under trust, custody and investment management and ranks as the eighth largest personal trust company in the United States. Wilmington Trust has been in the asset management business for over 90 years and acts as investment adviser to the Rodney Square family of registered funds. Significantly, Wilmington Trust predominately focuses on investments in U.S.
securities  and  has  extensive  research  capabilities  in  U.S.
stocks.

PORTFOLIO   MANAGER  FOR  INTERNATIONAL  PORTION   OF   FUND'S
PORTFOLIO

Thomas J. Prapas was appointed the portfolio manager for the international portion of the Fund's portfolio effective April 30, 1997. Mr. Prapas has been employed by Clemente Capital as an economist and Managing Director since June of 1986, and has served as Treasurer of the Fund since January 1990. He is responsible for developing and maintaining the country allocation models of Clemente Capital, Inc., and has managed fixed income and currency portfolios (Freedom Global Income Plus, San Miguel Holdings), as well as equity accounts (Clemente Limited Partnership, Wilmington Trust International Equity, Citizens Global Growth Fund).

DESCRIPTION OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES

The   Fund's   objective  is  long-term  capital  appreciation
through investment primarily in equity securities of companies located throughout the world, concentrating on securities markets in the United States, Japan, Europe, the Asia/Pacific countries, Canada and Australia and emerging securities markets in certain developing countries. Under normal conditions, the Fund expects to invest between 60% and 75% of its total assets in securities traded outside of the United States. At any time, investments in between 10 and 35 countries, inclusive of the United States, are typically expected to be represented in the Fund's portfolio.

The Fund employs a multi-disciplinary approach that weighs financial, economic and political factors to evaluate on a global basis relative country, industry and company attractiveness. The Fund's decision-making process includes (i) macroeconomic analysis of countries in which investments are being considered, including assessments of local stock markets and political risk, prospects for growth and inflation, and trends for interest and exchange rates; (ii) comparative industry studies, including competitive position,

                                              CLEMENTE GLOBAL GROWTH FUND, INC.
											                     JUNE 30, 1997
------------------------------------------------------------------------------

government regulation, the anticipated effects of technological innovation and forecasts for profits by industry sector; and (iii)
a  macroeconomic  analysis  of   a company's potential earnings
growth, products, financial  profile and quality of management.

The    Adviser   believes   that   global   investing   offers
opportunities for greater returns. In recent years, a number of economies in developing countries and elsewhere have grown faster than the U.S. economy. A diversified portfolio including investments in companies located in such countries may offer the opportunity for greater capital appreciation than investments in U.S. companies. In addition, advances in technology and improved and lower-cost communications have increased the globalization of securities trading. The Adviser has developed a comprehensive database, internal research and a network of external research sources in both the developed and emerging securities markets that it believes will enable it to select appropriate investments. Consistent with its investment restrictions, the Fund may invest in companies of any size, and is not limited to investing only in companies of small and mid-size market capitalizations.

The Fund will maintain a flexible investment policy and its portfolio assets may be shifted among the U.S. and non-U.S. companies. By following a global investment strategy, the Adviser intends to maximize its investment opportunities, while allowing for broader industry and geographic diversification than if investments were made only in U.S. companies.

                                               CLEMENTE GLOBAL GROWTH FUND,INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                SHARES/PRINCIPAL
																      AMOUNT         VALUE
																	  ------         -----
COMMON STOCK - 96.9%
ARGENTINA - 0.9%
     Disco S.A. *                            Retail...............      50,000    $   663,695
                                                                                  -----------

BRAZIL - 9.7%
     Companhia Energetica De Minas
      Gerais ADR                             Utilities...........       35,000      1,806,875
     Telecomunicacoes Brasileiras S.A. ADR   Telecommunications..       27,000      4,097,250
     Uniao De Bancos Brasileiras S.A.        Banking.............       25,000        928,125
                                                                                  -----------
                                                                                    6,832,250
                                                                                  -----------
CANADA - 4.3%
     Newbridge Networks Corp. *              Telecommunication
	                                         Equipment............      38,800      1,687,800
     Power Corporation of Canada             Holding Company......      55,700      1,368,977
                                                                                  -----------
                                                                                    3,056,777
                                                                                  -----------
GERMANY - 6.5%
     Bayerische Vereinsbank AG               Banking..............      37,000      1,518,680
     Porsche AG - Preferred Shares           Autos................         990      1,322,204
     SAP AG                                  Computer Services....       8,600      1,732,773
                                                                                  -----------
                                                                                    4,573,657
                                                                                  -----------
HONG KONG - 5.2%
     Beijing Enterprises Holdings, Ltd.      Diversified Operations.     6,000         37,795
     Cheung Kong Infrastructure
      Holdings, Ltd.+                        Construction.........     380,000      1,101,186
     China Merchants Holdings
      International Co., Ltd.                Holding Company......     452,000      1,406,100
     Guangshen Railway Co., Ltd. *           Transportation.......   2,600,000      1,141,073
                                                                                  -----------
                                                                                    3,686,154
                                                                                  -----------
IRELAND - 2.3%
     Bank of Ireland                         Banking..............     147,382      1,617,008
                                                                                  -----------

JAPAN - 16.4%
     Bank of Tokyo-Mitsubishi                Banking..............      84,000      1,690,329
     Canon, Inc.                             Electrical Equipment.      75,000      2,047,292
     Eisai Co., Ltd.                         Pharmaceuticals......      59,000      1,120,150
     Honda Motor Co.                         Autos................      50,000      1,509,222
     Itochu Corp.                            International Trade..     100,000        539,820
     Kawasaki Heavy Industries, Ltd.         Transportation
	 											Equipment.........     236,000      1,100,533
     Mitsubishi Estate Co., Ltd.             Real Estate..........      44,000        639,035
     Seven-Eleven Japan Co., Ltd.            Retail...............      16,000      1,212,277
     TDK Corp.                               Electronics..........      24,000      1,765,921
                                                                                  -----------
                                                                                   11,624,579
																				  -----------
SEE NOTES TO FINANCIAL STATEMENTS

CLEMENTE GLOBAL GROWTH FUND,INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED                  JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                SHARES/PRINCIPAL
																      AMOUNT         VALUE
																	  ------         -----

KOREA - 1.2%
     Hanil Bank                              Banking..............     142,000    $   799,246
     SK Telecom Co., Ltd.                    Telecommunications...         130         66,878
                                                                                  -----------
                                                                                      866,124
                                                                                  -----------
MEXICO - 1.7%
     Corporacion Interamericana
      de Entretenimiento S.A.                Leisure Products.....     277,800      1,189,272
                                                                                  -----------
NETHERLANDS - 4.3%
     Baan Co., N.V.*                         Computer Services.....     21,500      1,462,511
     Oce-Van Der Grinten N.V.                Electrical Equipment..     12,099      1,566,830
                                                                                  -----------
                                                                                    3,029,341
                                                                                  -----------
NORWAY - 3.5%
     Schibsted ASA                           Publications..........     70,900      1,410,490
     Smedvig ASA (A Shares)                  Oil Integrated........     41,300      1,036,948
                                                                                  -----------
                                                                                    2,447,438
                                                                                  -----------
PERU - 1.5%
     CPT Telefonica del Peru S.A.
	  (B Shares)                             Telecommunications....    410,000      1,080,620
                                                                                  -----------

PHILIPPINES - 0.3%
     Ayala Land, Inc. (B Shares)             Real Estate...........    225,000        206,877
                                                                                  -----------

SPAIN - 2.3
     Vallehermoso S.A.                       Real Estate...........     59,000      1,597,773
                                                                                  -----------

SWEDEN - 1.3%
     Trygg-Hansa AB (B Shares)               Insurance.............     47,000        941,340
                                                                                  -----------

SWITZERLAND - 3.6%
     Alusuisse-Lonza Holding AG              Multi-Industry........      1,200      1,249,157
     Sulzer AG                               Engineering/Machinery.      1,500      1,290,877
                                                                                  -----------
                                                                                    2,540,034
                                                                                  -----------
THAILAND - 0.8%
     Bangkok Bank Co., Ltd.                  Banking...............     80,000        552,152
                                                                                  -----------

UNITED KINGDOM - 1.5%
     BAA plc                                 Business/Public
	                                          Services.............      91,680       844,622
     Norwich Union plc                       Insurance.............      34,400       182,936
                                                                                  -----------
                                                                                    1,027,558
                                                                                  -----------
SEE NOTES TO FINANCIAL STATEMENTS

                                              CLEMENTE GLOBAL GROWTH FUND,INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED                 JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                SHARES/PRINCIPAL
																      AMOUNT         VALUE
																	  ------         -----

UNITED STATES - 28.0%
     Air Products and Chemicals, Inc.         Chemicals............      16,500  $  1,340,625
     Airtouch Communications, Inc.*           Telecommunications...      50,000     1,368,750
     Baxter International, Inc.               Medical Products.....      27,000     1,410,750
     Cisco Systems, Inc.                      Computer Software....      22,000     1,476,750
     Fluor Corp.                              Construction.........      22,500     1,241,719
     Harris Corp.                             Office Automation &
                                               Equipment...........      16,400     1,377,600
     Health Management Assoc., Inc. *         Healthcare...........      50,000     1,425,000
     Home Depot, Inc.                         Retail - Building
	                                           Products............      21,000     1,447,687
     Illinois Tool Works, Inc.                Diversified..........      27,600     1,378,275
     Intel Corp.                              Semiconductors.......      11,500     1,630,844
     Sungard Data Systems, Inc.*              Computer Services....      30,000     1,395,000
     Suntrust Banks, Inc.                     Banking..............      34,000     1,872,125
     Worldcom, Inc. *                         Telecommunications...      78,400     2,508,800
                                                                                  -----------
                                                                                   19,873,925
                                                                                  -----------
VENEZUELA - 1.6%
Compania Anonima Telefonos
      De Venezuela ADR                        Telecommunications...      27,000     1,164,375
                                                                                  -----------

     Total Common Stock (Cost $51,199,856).........................                68,570,949
	                                                                              -----------

TIME DEPOSIT - 2.9%
     Morgan Grenfell London Time Deposit
       5.00%, 07/01/97 (Cost $2,021,000) .........................   $2,021,000     2,021,000
                                                                                  -----------


TOTAL INVESTMENTS (COST $53,220,856)** - 99.8%....................                $70,591,949

OTHER ASSETS AND LIABILITIES, NET - 0.2%..........................                    161,985
                                                                                  -----------

NET ASSETS - 100.0%...............................................                $70,753,934
                                                                                  ===========

NET ASSET VALUE PER SHARE.........................................                     $12.01
                                                                                       ======
<FOOTNOTE>

+   Security restricted as to resale to institutional investors under Rule
    144A of the Securities Act.
ADR American Depository Receipts
*   Non-Income Producing Security
**  Summary of Total Investments:

                                       COST          VALUE
								   ----------- 	  -----------
    Common Stock................   $51,199,856    $68,570,949
	Short-Term Instruments......     2,021,000      2,021,000
	                               -----------    -----------
	Total Investments...........   $53,220,856    $70,591,949
	                               ===========    ===========
</FOOTNOTE>

SEE NOTES TO FINANCIAL STATEMENTS

CLEMENTE CLOBAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1997
-------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $53,220,856)..........  $70,591,949
Cash..............................................          165
Dividends receivable..............................      232,420
Accrued interest receivable.......................          281
Foreign tax reclaims..............................       24,095
Other assets......................................        4,500
                                                    -----------
   Total Assets...................................   70,853,410
                                                    -----------

LIABILITIES
Investment advisory fee payable...................       27,015
Administrative services fee payable...............       16,970
Accrued expenses and other payables...............       55,491
                                                    -----------
   Total Liabilities..............................       99,476
                                                    -----------

NET ASSETS........................................  $70,753,934
                                                    ===========
Net Assets consist of:
 Common stock, $0.01 par (authorized 25,000,000
  shares, and 6,010,000 shares issued, 5,892,400
  shares outstanding of common stock).............  $    58,924
 Paid-in Capital..................................   54,040,756
 Cost of  117,600 shares held in treasury.........     (850,032)
 Accumulated net investment income................      133,379
 Accumulated net realized loss....................       (2,408)
 Net unrealized appreciation of investments and
  translation of net assets denominated in foreign
  currencies......................................   17,373,315
                                                    -----------
Net Assets........................................  $70,753,934
                                                    ===========

Net Asset Value Per Share
 ($70,753,934 /5,892,400 shares of common stock).   $     12.01
                                                    ===========
SEE NOTES TO FINANCIAL STATEMENTS

                                              CLEMENTE CLOBAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)                              JUNE 30, 1997
-------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of foreign withholding
 taxes of $49,278).............................    $    588,474
Interest.......................................          57,818
                                                   ------------
   Total income                                         646,292
                                                   ------------

EXPENSES
 Investment advisory fee.......................         158,593
 Custodian fees and expenses...................          80,312
 Administrative services fee...................          47,558
 Legal fee.....................................          46,443
 Directors' fees and expenses..................          36,450
 Audit fee.....................................          28,395
 Printing......................................          21,492
 Registration expenses.........................          20,479
 Transfer agency services......................           4,686
 Insurance expense.............................           2,386
 Miscellaneous.................................          66,119
                                                   ------------
   Total operating expenses....................         512,913
                                                   ------------
Net investment income..........................         133,379
                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES TRANSACTIONS
Net realized gain (loss) on:
 Investments and options transactions...........       1,973,253
 Foreign currency transactions..................       (170,902)
Net change in unrealized appreciation on:
 Investments and options transactions...........       9,295,643
 Translation of other assets and liabilities
  denominated in foreign currencies.............           2,296
                                                    ------------

Net realized and unrealized gain on investments
 and foreign currencies transactions............      11,100,290
                                                    ------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS................................    $ 11,233,669
                                                    ============
SEE NOTES TO FINANCIAL STATEMENTS

CLEMENTE CLOBAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                        						SIX-MONTH
                                               PERIOD ENDED
                                              JUNE 30, 1997       YEAR ENDED
                                               (UNAUDITED)    DECEMBER 31, 1996
                                             -------------    -----------------

Operations:
 Net investment income (loss) ............... $    133,379     $  (159,578)
 Net realized gain (loss) on:
  Investments ...............................    1,973,253       3,454,734
  Foreign currency transactions..............     (170,902)       (222,807)
 Net unrealized appreciation (depreciation) on:
  Investments................................    9,295,643        (859,173)
 Translation of net assets denominated in
  foreign currencies.........................        2,296             340
                                              ------------     -----------

Net increase in net assets resulting
 from operations:............................   11,233,669       2,213,516
                                              ------------     -----------

Distributions to shareholders from:
 Net realized gain on investments............            -      (5,474,039)
                                              ------------     -----------

Total increase (decrease) in net assets......   11,233,669      (3,260,523)
                                              ------------     -----------

NET ASSETS
Beginning of period..........................   59,520,265      62,780,788
                                              ------------     -----------
End of period................................ $ 70,753,934     $59,520,265
                                              ============     ===========

SEE NOTES TO FINANCIAL STATEMENTS

CLEMENTE CLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                        JUNE 30, 1997
-------------------------------------------------------------------------------
NOTE  1. ACCOUNTING POLICIES - Clemente Global Growth Fund,  Inc.
  (the "Fund") was incorporated in Maryland on May 1, 1987, as  a
  closed-end,  diversified  management investment  company.   The
  Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente
  Capital, Inc. (the "Investment Adviser") on June 9, 1987.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The  preparation  of  financial  statements  in  accordance  with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities which are traded only on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES   TRANSACTIONS  AND  INVESTMENT  INCOME:    Securities
  transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign  currency  amounts are translated as  follows  into  U.S.
  dollars  at  the  foreign  exchange  rates  obtained  from   an
  independent investment data service which reports the exchange rates as of the close of the respective non-U.S. market:

       (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

       (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The  Fund  does  not  isolate  that portion  of  the  results  of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

                                              CLEMENTE CLOBAL GROWTH FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED        JUNE 30, 1997
-------------------------------------------------------------------------------

TAXES:  No provision for Federal income tax is required since  it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment
  companies  and  to  distribute  all  of  its  taxable   income,
  including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The  amounts  of  dividends  from net investment  income  and  of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING PRINCIPLES:  When the Fund purchases a call  or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS - The Fund will pay to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

CLEMENTE CLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)- CONTINUED             JUNE 30, 1997
-------------------------------------------------------------------------------

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

   PERCENTAGE POINT
  DIFFERENCE BETWEEN
  PERFORMANCE OF FUND                ADJUSTMENT    FEE AS
   AND % CHANGE IN          BASIC   TO BASIC FEE  ADJUSTED      MONTHLY
  FT-ACTUARIES INDEX         FEE    (ANNUALIZED)(ANNUALIZED)    FEE RATE
  ------------------        -----   ------------ -----------    --------
  +10%  or greater            1%       +.50%       1.50 %     1/12 x 1.50 %
  +9                          1        +.40        1.40       1/12 x 1.40
  +8                          1        +.30        1.30       1/12 x 1.30
  +7                          1        +.25        1.25       1/12 x 1.25
  +6                          1        +.20        1.20       1/12 x 1.20
  +5                          1        +.15        1.15       1/12 x 1.15
  +4                          1        +.10        1.10       1/12 x 1.10
  +3                          1        +.075       1.075      1/12 x 1.075
  +2                          1        +.05        1.05       1/12 x 1.05
  +1                          1        +.025       1.025      1/12 x 1.025
   0                          1         .00        1.00       1/12 x 1.00
  -1                          1        -.025        .975      1/12 x  .975
  -2                          1        -.05         .95       1/12 x  .95
  -3                          1        -.075        .925      1/12 x  .925
  -4                          1        -.10         .90       1/12 x  .90
  -5                          1        -.15         .85       1/12 x  .85
  -6                          1        -.20         .80       1/12 x  .80
  -7                          1        -.25         .75       1/12 x  .75
  -8                          1        -.30         .70       1/12 x  .70
  -9                          1        -.40         .60       1/12 x  .60
  -10  or greater             1        -.50         .50       1/12 x  .50

In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

Pursuant to a U.S. Advisory Agreement (the "New Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company ("Wilmington Trust"), dated May 29, 1997, Wilmington Trust manages the U.S. portion of the Fund's portfolio subject to the supervision of the Board of Directors. Under the terms of the New Agreement, the Investment Adviser has agreed to pay Wilmington Trust a monthly fee at the rate of 25% of the net fees payable to the Investment Adviser. The fee paid to Wilmington Trust is paid by the Investment Adviser.

                                              CLEMENTE CLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)- CONTINUED             JUNE 30, 1997
------------------------------------------------------------------------------
The Fund incurred $158,593 in investment advisory fees for the six-month period ended June 30, 1997, which represents a reduction of $158,593 from the Basic Fee.

Pursuant  to  an Administration and Accounting Services Agreement
  (the "Administration and Accounting Services Agreement") with the Fund dated November 20, 1996, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company and an indirect affiliate of the Investment
  Adviser,  serves  as  the Fund's administrator  and  accounting agent. Under the Administration and Accounting Services Agreement, RSMC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. RSMC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports.

Under  the  terms  of the Administration and Accounting  Services
  Agreement, the Fund has agreed to pay RSMC a monthly fee at the annual rate of 0.15% of the Fund's assets up to $100 million, 0.08% on the next $200 million, and 0.06% on the Fund's assets over $300 million, subject to a minimum fee of $65,000 per annum. For the six-month period ended June 30, 1997, RSMC earned fees in the amount of $47,558.

Certain directors and officers of the Fund are also directors and officers of the Investment Adviser. Each unaffiliated director receives an annual fee of $8,000 plus $500 for every meeting attended, together with out of pocket expenses. The Fund incurred fees totaling $46,443 for the six-month period ended June 30, 1997, for legal services to a law firm of which the Fund's Secretary is a partner.

NOTE   3.    PORTFOLIO  SECURITIES  -  Purchases  and  sales   of
  securities,  other than short-term investments,  for  the  six-
  month   period  ended  June  30,  1997  were  $33,649,323   and
  $39,459,728, respectively.

For  Federal income tax purposes, the cost of securities owned at
  June 30, 1997 was $53,220,856 and the net unrealized appreciation of investments was $17,371,093. Net unrealized appreciation was composed of gross appreciation of $18,020,241 for those investments having an excess of value over cost, and gross depreciation of $649,148 for those investments having an excess of cost over value.

NOTE  4.  CAPITAL STOCK - There are 25 million shares of $.01 par
  value   common  stock  authorized.   Of  the  5,892,400  shares
  outstanding  at  June  30, 1997, the Investment  Adviser  owned
  10,000 shares.

NOTE 5. OTHER MATTERS - The Fund, in its ordinary course of business, invests in companies and emerging markets which may entail additional risks due to the potential political and economic instability of certain countries, the risks of restriction of repatriation, expropriation, nationalization or confiscatory taxation and the relative price volatility and liquidity of such emerging markets.

CLEMENTE CLOBAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS                                            JUNE 30, 1997
------------------------------------------------------------------------------

                                        FOR THE SIX-MONTH
                                           PERIOD ENDED
                                           JUNE 30, 1997                    YEARS ENDED DECEMBER 31,
                                                           ----------------------------------------------
PER  SHARE  OPERATING PERFORMANCE           (UNAUDITED)     1996      1995       1994      1993      1992
---------------------------------           ----------      ----      ----       ----      ----      ----
Net asset value, beginning of period....      $10.10       $10.65    $10.73     $12.36     $9.43    $10.82
Net investment income (loss)............        0.02        (0.03)      -        (0.03)     0.02      0.01
Net realized and unrealized gain (loss)
 on investments and foreign currency
 transactions...........................        1.89         0.41      0.42      (0.64)     3.56     (0.35)
                                              ------       ------    ------     ------    ------    ------
Total from investment operations........        1.91         0.38      0.42      (0.67)     3.58     (0.34)
                                              ------       ------    ------     ------    ------    ------
Distributions to shareholders from:
 Net investment income..................           -            -         -          -         -     (0.02)
 Net realized capital and currency gains           -        (0.93)    (0.50)     (0.96)    (0.65)    (1.03)
                                              ------       ------    ------     ------    ------    ------
Total from distributions................           -        (0.93)    (0.50)     (0.96)    (0.65)    (1.05)
                                              ------       ------    ------     ------    ------    ------
Increase (decrease) in net asset value..        1.91        (0.55)    (0.08)     (1.63)     2.93     (1.39)
                                              ------       ------    ------     ------    ------    ------
Net asset value, end of period..........      $12.01       $10.10    $10.65     $10.73    $12.36    $ 9.43
                                              ======       ======    ======     ======    ======    ======
Per share market value, end of period...     10 1/16        7 1/2     8 3/8      8 1/2    11 1/4     7 3/4
                                             =======       ======    ======     ======    ======    ======
Total  investment return**..............      34.16%        0.64%     4.59%   (15.91)%    53.55%    (3.56)%

Net assets, end of year (in 000's)......     $70,754      $59,520   $62,781    $63,216   $72,830    $55,540
Ratios to average net assets/supplemental
 data:
 Net investment income (loss)...........      0.42%*      (0.25)%   (0.02)%    (0.25)%     0.16%      0.10%
 Operating expenses.....................      1.62%*       1.53 %     1.58%      1.75%     1.68%      2.29%
Portfolio turnover rate.................    107.68%*      120.66%    84.98%     81.73%   125.31%     82.49%
Average commission rate paid***.........     $0.0127      $0.0050       N/A        N/A       N/A        N/A
<FOOTNOTE>

*  Annualized
** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
***Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.
</FOOTNOTE>

DIRECTORS AND OFFICERS -
     LILIA C. CLEMENTE, CHAIRMAN AND DIRECTOR
     LEOPOLDO M. CLEMENTE, JR., PRESIDENT AND DIRECTOR
     ADRIAN C. CASSIDY, DIRECTOR
	 ROBERT J. CHRISTIAN, DIRECTOR
     THOMAS H. LENAGH, DIRECTOR
+    SAM NAKAGAMA, DIRECTOR
+    ROBERT B. OXNAM, DIRECTOR
+    G. PETER SCHIEFERDECKER, DIRECTOR
     BARON J.G.A. SIRTEMA VAN GROVESTINS, DIRECTOR
     WILLIAM H. BOHNETT, SECRETARY
     THOMAS J. PRAPAS, TREASURER
     MARIA DISTEFANO, ASSISTANT SECRETARY


----------------

+    Members of Audit Committee

-------------------------------------------------------


EXECUTIVE OFFICES -
 152 W. 57th Street, New York, NY 10019
 (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
 For shareholder inquiries, please call
 1-800-937-5449)

INVESTMENT ADVISERS -
 Clemente Capital, Inc.
 Wilmington Trust Company

ADMINISTRATOR -
 Rodney Square Management Corporation

TRANSFER AGENT AND REGISTRAR -
 American Stock Transfer & Trust Company

CUSTODIAN -
 Brown Brothers Harriman & Co.

LEGAL COUNSEL -
 Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS -
 Price Waterhouse LLP

[Outside Cover -- divided into two sections]
[Left Section]

                 SUMMARY OF GENERAL INFORMATION
                 ==============================


THE FUND
Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall
Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN
Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

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THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF CLEMENTE GLOBAL GROWTH
FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR
            ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME
     TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.
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[Right Section]


[GRAPHIC] Clemente Logo


CLEMENTE GLOBAL
GROWTH FUND, INC.



SEMI-ANNUAL REPORT
==================
JUNE 30, 1997